Wachovia Consumer Growth Conference October 2007 Exhibit 99.2

Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than those of historical facts included herein, including those related to the company’s financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity, are forward-looking statements.  These forward-looking statements are based on the company’s plans and expectations and involve a number of risks and uncertainties that could cause actual results to vary materially from the results and events anticipated or implied by such forward-
looking statements.  Please refer to the company’s Annual Report on Form
10-K and its other filings with the SEC for a discussion of significant risk factors applicable to the company.  In addition, the forward-looking statements included in this presentation are based on the company’s estimates and plans as of October 17, 2007.  While the company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.
The Pantry, Inc.
Safe Harbor Statement

Investment Highlights
• Leading convenience store operator in fast-growing Southeast
• Exceptional acquisitions track record
• Strong performer at store level in both merchandise and gasoline
• Increased focus on leveraging operating expenses
• Financial strength and flexibility

Indiana
Indianapolis
Covington
Frankfort
Kentucky
Paducah
Bowling Green
Nashville
Tennessee
Arlington
Richmond
Hampton
Norfolk
Virginia
Chesapeake
Durham
Raleigh
North Carolina
Columbia
Wilmington
South
Carolina
Atlanta
Mississippi
Georgia
Clinton
Vicksburg
Montgomery
Meridian
Jackson
Alabama
Louisiana
Jacksonville
Tallahassee
Gulfport
Daytona Beach
Baton Rouge
Orlando
St Petersburg
Tampa
Florida
Boca Raton
Miami

The Pantry: Leading Convenience Store Retailer
Concentrated in the Southeastern United States
Existing Pantry Locations
FY 2005 and 2006 Acquisitions
FY 2007 Acquisitions (152 Stores)
1,644 Stores Located in Eleven Southeastern States

Strategic Store Growth
• Acquisitions
– Completed 21 transactions totaling 152 stores in FY 2007
• Largest transaction – Petro Express, 66 high volume stores in Charlotte,
NC.
– Mostly newer, large-format stores:
» 3,000 sq ft on average with 33 stores greater than 3,700 sq ft
» 14 fueling positions on average (no truck diesel)
» Car washes at 56 locations
– Targeting high quality, accretive opportunities in the Southeast
• New markets and fill-ins
– Typically can generate 1X EBITDA in synergy benefits post acquisition
• New Store Development
– Targeted at new growth suburban & interstate locations
– Opened 16 new stores and rebuilds in  FY 2007
– Targeted to open 15 new stores in FY 2008
• Average net capital per new store -1.2M to 1.5M
• Average EBITDA targeted at 300K
Continue To Add High Quality Locations Through Acquisition And New Store Development

Average Merchandise Sales/Store
($ in thousands)
$857
$898
$982
$954
$688
$734
$747
$776
$792
$600
$650
$700
$750
$800
$850
$900
$950
$1,000
FY 1999 FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 TTM*
Improving Store Portfolio And Stronger Consumer Offering Drive Sales
Strong Growth in Merchandise Sales Per Store
*Trailing Twelve months for the quarter ending June 28, 2007

Candy Lane
HERSHEY'S

Celeste
Dr. Celeste

HOT DOG
THE CHILL ZONE
CHILL YOUR THIRST

Hot Dog Depot & Chill Zone Bean Street Coffee Celeste Candy Lane Proprietary Merchandise and Food Service Concepts Driving Same Store Sales and Margin Growth

SUBWAY

SUBWAY

Hardee's

Krystal

Krystal

Aunt M's

Tasty Fried Chicken

Food Service Expansion Enhances Sales and Margins The Pantry Operates Approximately 230 Quick Service Restaurants

Merchandising Initiatives Yielding Results
Merchandise
Comp Store Sales
Fiscal Year
* Based on Previously Disclosed Guidance
Seventeen Straight Quarters of Increased Same-Store Sales
Consistent Merchandise Margins Averaging 36.9%
Merchandise
Gross Margin
Fiscal Year
**Trailing Twelve months for the quarter ending June 28, 2007
5.3%
4.9%
2.0%
3.4%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Fy '04 FY '05 FY '06 FY '07E*
36.3%
36.6%
37.4%
37.2%
0.0%
10.0%
20.0%
30.0%
40.0%
FY '04 FY '05 FY '06 TTM**

Proprietary Pricing System And Supply Contracts Targeted To Optimize Gas Gross Profit
2007 Margin While Below Recent Levels is Within Historical Range
Gasoline Strategy Maximizing Gross Profit Dollars
Average Gallons Sold/Store Average Per Gallon Margin (CPG)
1,026
1,118
1,242
1,312
835
873
890
924
941
700
800
900
1,000
1,100
1,200
1,300
FY
1999
FY
2000
FY
2001
FY
2002
FY
2003
FY
2004
FY
2005
FY
2006
TTM *
12.0
14.2
15.8
10.9
12.3
13.2
12.5
10.4
12.4
0.0
4.0
8.0
12.0
16.0
FY
1999
FY
2000
FY
2001
FY
2002
FY
2003
FY
2004
FY
2005
FY
20062007E **
FY
** Based on previously disclosed guidance
*Trailing Twelve months for the quarter ending June 28, 2007

Gasoline CPG Can Be Volatile On A Quarterly Basis
Retail Gasoline CPG
Quarterly Basis
* Based on Previously Disclosed Guidance
2007 Margin Impacted By Lower Than Historical Margins In Q1 and Q4
Q2 and Q3 Were Relatively Good Margins Historically
*
14.6
9.9
12.3
19.4
21.2
11.1
14.0
17.3
11.4
10.5
8.6
12.8
5.0
7.5
10.0
12.5
15.0
17.5
20.0
22.5
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1
'07
Q2
'07
Q3
'07
Q4
'07E

Increased Focus On Leveraging Operating Expenses
• Reorganized field to streamline operations
– Removed a layer of management
– Improved overall quality of staffing
– Will mean lower per store field overhead additions on
future acquisitions
• Instituting review process on store variable expense
categories to ensure capturing major cost reduction
opportunities
• Investing in store POS to drive long term cost benefits
Restructuring Indicates Renewed Focus On Improving Efficiency

Adjusting EBITDA By Subtracting Sale Lease Back Rent And Treating Sale Lease
Backs As Operating Leases Allows For Better Comparison To Other Retailers
Lease Finance Obligations Cause Valuation Confusion
* Reduced by $31M in Sale Lease Back Rent. Full Year 2008 Sale Lease Back Rent Forecasted to be approx. $44M
Balance Sheet Data as of 6/28/2007
Debt Debt
Senior sub notes $250 Senior sub notes $250
Credit facility $350 Credit facility $350
Convertible notes $150 Convertible notes $150
Total Debt $750 Total Debt $750
Cash ($78) Cash ($78)
Net Debt $672 Net Debt $672
Lease finance obligations $445 Lease finance obligations N/A
Total Debt $1,117 Total Debt $672
Market Cap 10/12/07 $612 Market Cap 10/12/07 $612
Enterprise value $1,729 Enterprise value $1,284
TTM EBITDA as of 6/28/2007 $238 TTM Adjusted EBITDA as of 6/28/2007 $207
*
Enterprise EBITDA Multiple 7.3 Enterprise Adjusted EBITDA Multiple 6.2

Reconciliation of Non-GAAP Measures
Adjusted EBITDA TTM 6/28/07 206,962 $
Payments made for lease
finance obligations 30,976
EBITDA 237,938 $
Interest expense and loss on
extinguishment of debt (69,935)
Depreciation and amortization (90,030)
Provision for income taxes (30,104)
Net income 47,869 $
($ in thousands)

Debt Terms Provide Financial Flexibility
• All long term debt, earliest maturity – revolver in 2013
• Approximately 82% of total debt with fixed rates, excludes lease financing
• Covenant Light – financial flexibility
• 6.5 x EBITAR Leverage – At 4.9x as of June 28, 2007
• 2.25 x Interest Coverage – At 3.9x as of June 28, 2007
• Liquidity
• $100 million delayed draw
• $225 million revolver – over $165 million available after LOCs
May 2007 Refinancing Provides Attractive Covenant Light Terms

Fiscal 2008 Outlook
• Merchandise sales to grow about 10% to approximately $1.7
billion
• Merchandise gross margin is expected to be about 37%.
• Retail gasoline gallons to grow about 11% to approximately
2.3 billion gallons
• Retail gasoline margins targeted at between 11 and 13 cents per gallon
• Operating, general and administrative expenses as a percent of merchandise sales plus retail gas gallons to improve from approximately 16.5% in fiscal 2007 to approximately 16.1% in fiscal 2008
Full Year Impact Of 2007 Acquisitions Should Drive Significant Revenue Growth

Investment Highlights
• Leading convenience store operator in fast-growing Southeast
• Exceptional acquisitions track record
• Strong performer at store level in both merchandise and gasoline
• Increased focus on leveraging operating expenses
• Financial strength and flexibility